EXHIBIT B





		           MONTHLY PAYMENT INSTRUCTIONS AND
		             NOTIFICATION TO THE TRUSTEE


		         THE PRUDENTIAL BANK AND TRUST COMPANY



		            PB&T MASTER CREDIT CARD TRUST II

			          SERIES 1994-A


	The undersigned, a duly authorized representative of The
Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated as of August 1, 1994 (collectively, the "Pooling and Servicing Agreement") by and between PB&T and Bankers Trust as trustee, (the "Trustee"), does hereby certify as follows:

	A)	Capitalized terms used in this notice have
their respective meanings set forth in the Pooling and
Servicing Agreement;	provided, that the
"Preceding Monthly Period" shall mean the Monthly
Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.08 of the Pooling and Servicing Agreement.

	B)	PB&T is the Servicer under the Pooling and Servicing
		Agreement.

	C)	The undersigned is a Servicing Officer.

	D)	The date of this notice is a Determination Date under the
		Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

	Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge
Account on September 13, 1996, which date is a Transfer Date
 under the	Pooling and Servicing Agreement, in an aggregate
 amount as set forth	below in respect to the following amounts
and (ii) to apply the	proceeds of such withdrawal in
accordance with Section 4.08:

	A) 	Pursuant to subsection 4.08 (a):
		(1) Interest at the Certificate Rate
		for the preceding Monthly Period on
		the Investor Interest ........$2,287,000.00

		(2) Deficiency Amounts ...		$0.00

	B)	Pursuant to subsection 4.08(b):
		(1) The Investor Monthly Servicing Fees
		for the preceding Monthly Period ..   750,000.00

		(2) Accrued and unpaid Investor
		Monthly Servicing Fees ......................	$0.00

	C)	Pursuant to subsection 4.08 (c):
		(During the Rapid Amortization Period)

		(1) The Monthly Loan Fee for the
		preceding Monthly Period.....................$0.00

		(2) Accrued and unpaid Monthly Loan Fees ....	$0.00

	D)	Pursuant to subsection 4.08 (d):

		Aggregate Investor Default Amount for
		the preceding Monthly Period ................	$3,624,008.16

	E)	Pursuant to subsection 4.08 (e):

		Unreimbursed Investor Chargeoffs ............	$0.00

	F)	Pursuant to subsection 4.08(g):

		(1) Pay to the Cash Collateral
		Depositor ................................					$0.00

		(2) Deposit to the Cash Collateral
		Account .....................................					$0.00

		(3) Pay in accordance with Section
		2.11 of the Loan Agreement ..................$2,320,926.46

		Total .......................................					$2,320,926.46



				B-2
Pursuant to Section 4.10, during an Amortization Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Principal Account on 09/13/96, which is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10:

	A)	During Controlled Amortization Period:

		(1) Investor Percentage of Collections
		on Principal Receivables processed as
		of preceding Monthly Period ("Monthly
		Total Percentage Allocation") up to
		Controlled Amortization Amount ..............					$0.00

		(2) Monthly Total Percentage Allocation
		(less amounts distributed pursuant to
		(1) above) up to Deficit Controlled
		Amortization Amount for preceding
		Monthly Period ..............................     					$0.00

	B)	During Rapid Amortization Period:
		(1) Monthly Total Percentage Allocation
		for preceding Monthly Period ................					$0.00


II.	NOTIFICATION TO MAKE WITHDRAWALS FROM
THE CASH COLLATERAL ACCOUNT

Pursuant to Section 4.08 and subsection 4.08(c),
 the Servicer hereby notifies the Trustee to make withdrawals on 09/13/96, the Transfer date of the current calendar month, from the Cash Collateral Accountin an aggregate amount as set forth in C. below and to deposit such amount in the Finance Charge Account:

A.	(i) The applicable Investor Percentages of
	Collections of Finance Charge Receivables,
	(ii) amounts deposited with respect to
	Cardholder Fees, Recoveries, Discount Option
	Receivables, Ineligible Finance Charge
	Receivables and Interchange and (iii) interest
	on amounts in collection accounts, allocated
	to the Series Finance Charge Account for the
	preceding Monthly Period ..............$8,981,934.63


				B-3

B.	The sum of (a) Certificate Interest accrued
	during the preceding Monthly Period (plus any
	past due Certificate Interest), plus (b) the
	Investor Monthly Servicing Fee for the
	preceding Monthly Period (plus any past due
	Investor Monthly Servicing Fee), plus (c)
	during the Rapid Amortization Period, the
	Monthly Loan Fee (plus any past due Monthly
	Loan Fee) plus (d) the Aggregate Investor
	Default Amount, if any, for the preceding
	Monthly Period .....................	$6,661,008.16

C.	The excess, if any, of B over A (the "Total
	Withdrawal Amount") ...........	$0.00

D.	The excess, if any, of A over B (the Excess
	Deposits due to Seller) ............2,320,926.46


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and
transfers to be made in	accordance with this
notice, the following amounts will be accrued
and unpaid with respect to all Monthly Periods
preceding the current	calendar month:


	A)	Subsection 4.08 (a):
		The aggregate amount of all Deficiency
		Amounts .....................................					$0.00

	B)	Subsection 4.08 (b):
		The aggregate amount of all accrued and
		unpaid Investor Monthly Servicing Fees ....$0.00

	C)	Subsection 4.08 (e):
		The aggregate amount of all unreimbursed
		Investor Charge Offs ........................$0.00


				B-4


	IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of September, 1996.


				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President



							EXHIBIT C




			FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


				   SERIES 1994-A

			  THE PRUDENTIAL BANK & TRUST COMPANY


			    PB&T MASTER CREDIT CARD TRUST II



Under Section 5.02 of the Pooling and Servicing
Agreement dated as of August 1, 1994 and the Series 1994-A
Supplement dated August 1, 1994	(collectively, the "Pooling and
Servicing Agreement") by and between	The Prudential Bank &
Trust Company ("PB&T:) and Bankers Trust, as
trustee (the "Trustee"), PB&T, as Servicer, is
required to prepare	certain information each month
regarding current distributions to	Series 1994-A
Certificateholders and the performance of the PB&T
Master Credit Card Trust (the "Trust") during the previous
 month.  The	information which is required to be prepared
with respect to the Distribution Date of 09/16/96 and
with respect to the performance of the Trust during the month of
August, 1996 is set forth below.   Certain information is
presented on the basis of an amount of $1,000	per series 1994-A
 Certificate (a "Certificate").  Certain other	information is
presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution
		(Stated on the basis of $1,000 Original Certificate
		Principal Amount.)

	1.	The total amount of the distribution to
		Certificateholders on 09/16/96,
		per $1,000 original certificate principal
		amount ......................................					$5.08

	2.	The amount of the distribution set forth in
		paragraph 1 above in respect of interest on
		the Certificates, per $1,000 original
		certificate principal amount ................					$5.08

	3.	The amount of the distribution set forth in
		paragraph 1 above in respect of principal of
		the Certificate, per $1,000 original
		certificate principal amount ................					$0.00


B.	Information Regarding the Performance of the Trust

	1.	Collection of Principal Receivables

		The aggregate amount of Collections on
		Principal Receivables processed during the
		month of August, 1996 which were allocated
		in respect of the Certificates ..............$36,492,230.90

	2.	Deficit Controlled Amortization Amount	$0.00

	3.	Principal Receivables in the Trust

	(a)	As of the end of the last day of August,
		1996 [the prior month] (distribution on the next Distribution Date will be allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) .........................	$925,993,524.73

		(2) The amount of Principal Receivables in
		the Trust represented by the Investor
		Interest of Series 1994-A.					$450,000,000.00

		(3) The Investor Interest of Series 1994-A
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above .............................48.60%

	(b)	As of the end of July, 1996,
		(distributions on this Distribution Date have been allocated based upon the amounts set forth below):

		(1) The aggregate amount of Principal
		Receivables in the Trust (which reflects the
		Principal Receivables represented by the
		Seller Interest and by the Aggregate
		Investor Interests) .........................$926,122,265.13

		(2) The amount of Principal Receivables in
		the Trust represented by the Investor Interest
		of Series 1994-A ............................	$450,000,000.00

		(3) The Investor Interest of Series 1994-A
		set forth in paragraph 3 (a) (2) above as a
		percentage of the aggregate amount of
		Principal Receivables set forth in paragraph
		3 (a) (1) above .............................	48.59%

				C-2
	4.	Delinquent Balances

		The aggregate amount of outstanding balances
		in Accounts which were delinquent as of the
		end of the day on: 			8/31/96

	Receivables
	(a) 31 - 60 days:..............$18,309,047.21 		1.98%

	(b) 61 - 90 days: .............$13,146,630.01 		1.42%

	(c) 91 - 120 days: ............$10,721,264.85 		1.16%

	(d) 121 - 150 days: ...........	$10,454,337.32 		1.13%

	(e) 151 - 180 days: ...........$9,037,880.33 		0.98%

	(f) 181 - 190 days: ...........$8,808,104.63 		0.95%

			Total:		$70,477,264.35 		7.61%

	5.	Investor Default Amount

		The aggregate amount of all defaulted
		Principal Receivables written off as
		uncollectible during the month of August,
		1996 allocable to the Investor Interest
		for Series 1994-A (the "Aggregate Investor
		Default Amount") ............................		$3,624,008.16

	6.	Investor Charge Offs

		(a) The excess of the Aggregate Investor
		Default Amount set forth in paragraph 5
		above, over the amount of the withdrawals
		from the Cash Collateral Account made to
		reimburse the Trust for such amount written
		off (an "Investor Charge Off") ..............$0.00

		(b) The amount of the Investor Charge Offs
		set forth in paragraph 6 (a) above, per $1,000
		original certificate principal amount (which
		will have the effect of reducing, pro rata,
		the amount of each Certificateholder's
		investment ..................................	$0.00

		(c) The aggregate amount of Investor Charge
		Offs reimbursed on the Transfer Data
		immediately preceding such Distribution
		Data ........................................	$0.00

		(d) The amount of the reimbursed Investor
		Charge Offs set forth in paragraph 6 (c)
		above, per $1,000 original certificate
		principal amount ............................	$0.00

				C-3
	7.	Investor Servicing Fee

		The amount of the Investor Monthly Servicing
		Fee payable by the Trust to the Servicer
		for the month of August, 1996 ..............$750,000.00

	8.	Available Cash Collateral Amount

		The amount available to be withdrawn from
		the Cash Collateral Account as of the close
		of business on 09/13/96 (the "Transfer
		Date"), after giving effect to all with-
		drawals, deposits and payments to be made in
		respect of the preceding months .............$81,000,000.00

	9.	The Required Cash Collateral Amount on the
		Transfer Date ...............................	$81,000,000.00



C.	The Pool Factor

		The Pool Factor for the  Record Date 06/30/96
		(which represents the ratio of the amount of
		the Investor Interest for Series 1994-A as of
		such Record Date (adjusted after taking into
		account any reduction in the Investor Interest
		which will occur on the following Distribution
		Date) to the Initial Investor Interest for
		Series 1994-A).  The amount of a Certificate-
		holder's pro rata share of the Investor
		Interest for Series 1994-A can be determined
		by multiplying the original denomination by
		the Pool Factor .............................1.0000000



				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President


				C-4


					               Schedule - to Monthly
					               Servicer's Certificate
					               with respect to the
					               Series 1994-A
					               Certificates


			   THE PRUDENTIAL BANK & TRUST COMPANY
		   ___________________________________________________

		     PB&T MASTER CREDIT CARD TRUST II, SERIES 1994-A
		   ___________________________________________________

1.	The aggregate amount of the Investor Percentage
	of Collections of Principal Receivables processed
	by the Servicer pursuant to Section 4.06 during
	the preceding Monthly Period was equal to .......	$36,492,230.90

2.	The aggregate amount of the Investor Percentage of
	Collections of Finance Charge Receivables
	(including amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer during
	the preceding Monthly Period was equal to .......		$5,977,985.48

a.	The aggregate amount of the Investor Percentage
	of Collections of Finance Charge Receivables
	(excluding amount deposited with respect to
	Interchange and the Investor Percentage of
	Recoveries) processed by the Servicer pursuant
	to Section 4.06 during the preceding Monthly
	Period was equal to .............................						$5,536,272.97

b.	The aggregate amount of Interchange to be
	deposited in the Series Finance Charge Account
	with respect to the Series 1994-A Certificates
	(pursuant to Section 3 (c) of the Series 1994-A
	Supplement) on the Transfer Date of the current
	calendar month is equal to ......................						$375,000.00

c.	The aggregate amount of Investor Percentage of
	Recoveries deposited in the Series Finance
	Charge Account with respect to the preceding
	Monthly Period was equal to .....................		$66,712.51

3.	The aggregate amount of Investor Percentage of
	amounts with respect to Cardholder Fees
	deposited into the Series Finance Charge
	Account on or before the Transfer Date during
	the current Monthly Period with respect to the
	prior Monthly Period is equal to ................		$646,125.76

4.	The aggregate amount of Investor Percentage of
	amounts with respect to Ineligible Finance
	Charge Receivables deposited into the Series
	Finance Charge Account on or before the
	Transfer Date during the current Monthly Period
	with respect to the prior Monthly Period is
	equal to ........................................						$0.00

5.	The aggregate amount of Investor Percentage of
	amounts with respect to Discount Option
	Receivables deposited into the Series Finance
	Charge Account on or before the Transfer Date
	during the current Monthly Period with respect
	to the prior Monthly Period is equal to .........	$2,357,823.39

6.	The aggregate amount of funds deposited into
	the Seller's Account in connection with Credit
	Adjustments and Ineligible Principal
	Receivables with respect to the previous
	Monthly Period is equal for ......................		$0.00

7.	The aggregate amount of funds on deposit in the
	Series Finance Charge Account allocable to the
	Series 1994-A Certificates with respect to
	Collections processed as of the end of the last
	day of the preceding Monthly Period was equal
	to ..............................................						$8,981,934.63

8.	The aggregate amount of funds on deposit in the
	Series Principal Account allocable to the
	Series 1994-A Certificates with respect to
	Collections processed as of the last day of the
	preceding Monthly Period was equal to ...........$0.00

9.	The aggregate amount of funds on deposit in the
	Seller's Account allocable to the Series 1994-A
	Certificates as of the Transfer Date is equal
	to ..............................................						$0.00

10.	The Total Withdrawal Amount required to be made
	from the Cash Collateral Account pursuant to
	Section 4.08 on the Transfer Date in the
	current calendar month is equal to ..............	$0.00

11.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and paid to the
	Cash Collateral Depositor pursuant to
	subsection 4.08 on the Transfer Date on
	the current calendar month is equal to ..........$0.00


				S-2

12.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and deposited to
	the Cash Collateral Account pursuant to
	subsection 4.08 (g) (ii) on the Transfer Date on
	the current calendar month is equal to ..........	$0.00

13.	The aggregate amount to be withdrawn from the
	Series Finance Charge Account and paid in
	accordance with the Loan Agreement pursuant to
	subsection 4.08 (g) (iii) on the Transfer Date on
	the current calendar month is equal to ..........	$2,320,926.46


14.	The Cash Collateral Account Surplus on the
	Transfer Date in the Current calendar month is
	equal to ........................................						$0.00

15.	The aggregate amount to be withdrawn from the
	Cash Collateral Account and to be paid in
	accordance with the Loan Agreement on the
	Transfer Date on the current calendar month is
	equal to ........................................						$0.00

16.	The Available Cash Collateral Amount on the
	Transfer Date of the current calendar month,
	after giving effect to the deposits and
	withdrawals specified above, is equal to ..	$81,000,000.00

17.	The amount of interest payable to the Series
	1994-A Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$2,287,000.00

18.	The amount of principal payable to the Series
	1994-A Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$0.00

19.	The sum of all amounts payable to the Series
	1994-A Certificateholders on the Distribution
	Date in the current calendar month is equal
	to ..............................................						$2,287,000.00


				S-3

20.	To the knowledge of the undersigned, no
	Series 1994-A Pay Out event or Trust Pay
	Out Event has occurred except as described below:

							None



		IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of
September, 1996.




				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
				Name:   Tom Mason
				Title:  Senior Vice President

						    EXHIBIT A to Loan Agreement

			             MONTHLY PAYMENT CERTIFICATE

			        PRUDENTIAL BANK AND TRUST COMPANY

			PBT&T MASTER CREDIT CARD TRUST SERIES 1994-A

     The undersigned is a duly authorized representative of The Prudential Bank & Trust Company
("PB&T"), as Servicer under the Loan Agreement dated as of August 10, 1994 (The "Loan Agreement") among Bankers Trust, as Trustee (the "Trustee"), PB&T, and Dai-Ichi Kangyo Bank Ltd., Chicago
Branch, as Agent (the "Agent") and initial bank (the "Bank"
 and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

	(a)	Capitalized terms used in this certificate have the
respective meanings set forth in the Loan Agreement, and references herein to certain sections and subsections
		are references to the respective sections and subsections of the Loan Agreement.

	(b)	PB&T is the Servicer under the Loan Agreement.

	(c)	The undersigned is duly authorized by PB&T, as Servicer,
to instruct the Trustee
		to make the payments designated herein.

	(d)	The total amount of Available Funds and Earnings equals:	$2,600,057.06

	(e)	The Unpaid Loan Amount equals: 				$51,750,000.00

	(f)	The Spread Account Deficiency equals: 		$0.00


I.	Fees, Expenses and Other Amounts.

		Pursuant to Section 2.11, the Servicer hereby directs the Trustee
to make the	following payments to the Agent for application to the
Banks out of the total amount of
	Available Funds and Earnings (see (d) above):

	(1)	Amounts payable to the Banks under Section 2.3.

		(A)	Monthly Loan Fee			$23,718.75

		(B)	Agent's out-of-pocket expenses			$0.00

		(C)	Total amount payable under 			$0.00
			     Section 2.3.
			(A + B + C)			$23,718.75


	(2)	Amounts payable to the Banks under
			Section 2.7.			$0.00

	(3)	Amounts payable to the Banks under
			Section 2.8.			$0.00

	(4)	[Section 4.10 Repayment Amount]
			Amount not otherwise paid by Seller or
			Servicer pursuant to Section 2.9 (b) (i)].			$0.00

	(5)	Total amount payable under Sections 2.3,
			   2.7, 2.8, and 2.9.
			((1) (E) + (2) + (3) + (4) + (5))			$23,718.75

	(6)	Remaining Available Funds and Earnings
			((d) - (I) (5))			$2,576,338.31


II.	Interest.

	(1)	Interest payable to the Banks under Section 2.3
			(excluding interest otherwise paid pursuant
			to Section 2.3 (c))			$227,401.14

	(2)	Remaining Available Funds and Earnings
		((I) (6) - (II) (1))				$2,348,937.17

III.	Spread Account Deficiency.

	(1)	Spread Account Deficiency payable to the
		   Banks for application to the Unpaid Loan
		   Amount.

			(Lesser of (f) and (II) (2))			$0.00

	(2)	Unpaid Loan Amount on Transfer date


						$51,750,000.00

	(3)	Remaining Available Funds and Earnings

			((II) (2) - (III) (1))			$2,348,937.17


IV.	Finance Charge Shortfall Amounts

	(1)	Available Funds and Earnings to support other Finance
		   Charge Sharing Series in Group One.				$2,348,937.17

	(2)	Finance Charge Shortfalls in other Finance Charge Sharing
		  Series in Group One.				N/A

	(3)	If a Finance Charge Shortfall exists in 1994-A,
		   Available Funds and Earnings from
other Finance Sharing Series				N/A

	(4)	Allocable Finance Charge Percentage				100%

	(5)	Remaining Available Funds and Earnings				$2,348,937.17


V.	Principal Shortfall Amounts

	(1)	Available Funds and Earnings to support other Principal
		   Sharing Series in Group One.				$2,348,937.17

	(2)	Principal Shortfalls in other Principal Sharing
		  Series in Group One.				N/A

	(3)	If a Principal Shortfall exists in 1994-A,
		Available Funds and Earnings from other
Principal Sharing Series				N/A

	(4)	Allocable Principal Shortfall Percentage				100%

	(5)	Remaining Available Funds and Earnings		$2,348,937.17




VI.	Remaining Amount

	(1)	Remaining Available Funds
		   and Earnings payable to PB&T				$2,348,937.17





				THE PRUDENTIAL BANK AND TRUST COMPANY,
					Servicer


				By:
					Name:  Tom Mason
					Title:  Senior Vice President



6	Spread Account Trigger
		(After December 8, 1994)
	Upward Trigger (Monthly):
	a)	If  B3 <=3.00% but B3 >= 2.00%, then B7 = 9,000,000

	b)	If B3 < 2.00%, then B7 = $13,500,000


7	Applicable Spread Account Cap for next succeeding  4,500,000.00
	Transfer Date (B6a, B6b, if applicable,
	otherwise B5)

8	Required Cash Collateral Amount					$81,000,000.00

	a)	if Revolving Period or Controlled Amortization Period
		(the greater of 18.00% * B2 and $9,000,000)

	b)	if Rapid Amortization Period, the Required Cash Collateral
		Amount on preceding Transfer Date

9	Cash Collateral Amount as of the last Transfer Date			$63,522,145.01

9A.	Cash Collateral Amount on the next succeeding Transfer Date
$81,000,000.00

10A	Unpaid Loan Amount as of last Transfer Date (after	$51,750,000.00
	application of Available Funds and Earnings as per
	Section 2.11 of Loan Agreement and after any Additional Loans)

10B	Subordinated Unpaid Loan Amount as of last Transfer Date					$0.00


11	Spread Account Amount on the next succeeding 					$4,500,000.00
	Transfer Date prior to the making of any Additional
	Loans (B9A - B12)

12A	Unpaid Loan Amount as of the next succeeding Transfer  $51,750,000.00
	Date prior to the making of any Additional Loans
	(after application of Available Funds and Earnings as per Section 2.11 of the Loan Agreement)

12B	Subordinated Unpaid Loan Amount as of next succeeding Transfer Date
	$24,750,000.00


13	Additional Loan Amount 					$0.00

13A.	Seller's Collateral Account Amount after the making of any
$4,500,000.00 	Additional Loan (B11-B13)

14	Seller's Collateral Account Deficiency (B7 - B13)					$0.00

15A	Unutilized Loan Commitment as of the last Transfer	$4,500,000.00
	Date ($56,250,000 - B10)

15B	Unutilized Subordinated Loan Commitment					$0.00

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal Receivables					$905,263,520.00
	(105.2632% * aggregate Initial Investor Interests)

2	Minimum Seller Interest (5.00% * C1)					$45,263,176.00

3	Lowest Average Seller Interest for any thirty-day  $50,635,800.15
	period during the preceding Monthly Period
	(computed  on the Schedule 1 to Exhibit B)

4	Breach of Minimum Seller Interest during the 					No
	preceding Monthly Period ("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 - C3)					0.00

															3 Month Avg.	12 Month Avg.
		Reporting
		Period		Excess Spread	Percentage	Percentage

		Aug-94	995,109.56		2.65%
		Sep-94	2,064,260.54	5.50%	4.08%
		Oct-94	2,542,791.21	6.78%	4.98%
		Nov-94	1,801,940.58	4.81%	5.70%	4.94%
		Dec-94	1,298,821.79	3.46%	5.02%	4.64%
		Jan-95	2,447,024.23	6.53%	4.93%	4.96%
		Feb-95	1,649,910.12	4.40%	4.80%	4.88%
		Mar-95	1,532,447.80	4.09%	5.00%	4.78%
		Apr-95	1,140,205.83	3.04%	3.84%	4.58%
		May-95	2,252,608.47	6.01%	4.38%	4.73%
		Jun-95	1,983,123.95	5.29%	4.78%	4.99%
		Jul-95	2,182,790.19	5.82%	5.71%	4.86%
		Aug-95	1,635,575.83	4.36%	5.16%	5.01%
		Sep-95	1,391,696.52	3.71%	4.63%	4.86%
		Oct-95	1,778,506.07	4.74%	4.27%	4.69%
		Nov-95	1,750,424.30	4.67%	4.37%	4.68%
		Dec-95	1,243,714.45	3.32%	4.24%	4.66%
		Jan-96	1,487,147.17	3.97%	3.98%	4.45%
		Feb-96	870,711.06	2.32%	3.20%	4.28%
		Mar-96	1,344,386.84	3.59%	3.29%	4.24%
		Apr-96	884,843.80	2.36%	2.76%	4.18%
		May-96	2,676,725.29	7.14%	4.36%	4.27%
		Jun-96	1,597,662.68	4.26%	4.59%	4.19%
		Jul-96	2,112,913.24	5.63%	5.68%	4.17%
		Aug-96	2,348,937.17	6.26%	5.39%	4.33%